UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 13, 2026

Date of Report (Date of earliest event reported)

ITRON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road Liberty Lake, WA 99019
(Address of principal executive offices, Zip Code)

(509) 924-9900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This “Item 8.01 Other Events” disclosure is being filed solely to provide an update to the disclosure on Form 8-K filed by Itron, Inc. (the “Company”) with the Securities and Exchange Commission on April 24, 2026.

Item 8.01	Other Events.

As previously disclosed, on April 13, 2026, Itron, Inc. (the Company) was informed that an unauthorized third party had gained access to certain of its systems. With the assistance of external cybersecurity experts, the Company has continued its investigation, remediation, and containment activities relating to the unauthorized access.

Since the filing of the Original Report, the Company has not observed any further unauthorized activity in its systems. Its operations have continued in all material respects. Based on the investigation to date, the Company has identified limited unauthorized access to certain customer-hosted systems. The Company has not observed any evidence that customer-facing system functionality was materially affected.

While the Company’s investigation, as well as its evaluation of required filings and notifications, remains ongoing, based on information currently available, the Company continues to believe that the incident has not had, and is not reasonably likely to have, a material impact on the Company’s operations, financial condition, or results of operations.

Certain Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s current beliefs, understanding and expectations regarding the incident and its remediation and investigation. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, the results of the Company’s analysis of the scope and details of the incident and the discovery of new or additional information; the success of the Company’s containment, mitigation and remediation efforts; the unauthorized release of any of the Company’s data, including third party data held by the Company, or the use of any such data for any fraudulent purposes; potential loss or destruction of Company data or adverse impacts to the Company’s operations; any potential adverse impact of the incident on the Company’s results of operations and financial condition; diversion of management’s attention from operations of the Company to addressing the incident; potential investigations, litigation, fines, costs and losses related to the incident and its remediation; potential adverse effects on relationships with customers, suppliers and other third parties as a result of the incident; reputational risk related to the incident; regulatory scrutiny of the incident; risks related to the availability of the Company’s insurance coverage; and other risks listed described in Part I, Item 1A: Risk Factors included in our Annual Report on Form 10-K for the year ended December 31, 2025 and other reports on file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

	By:	/s/ JOAN S. HOOPER
Dated: May 1, 2026		Joan S. Hooper
Senior Vice President & Chief Financial Officer